Exhibit 99.2

3D Systems Announces $150 Million At-The-Market
Equity Offering Program

ROCK HILL, South Carolina, August 5, 2020 – 3D Systems (NYSE:DDD) announced today that it has established an at-the-market equity program (“ATM Program”) under which it may, from time to time, sell shares of its common stock having an aggregate offering price of up to $150,000,000 (the “ATM Shares”).

3D Systems has entered into an equity distribution agreement with Truist Securities, Inc. and HSBC Securities (USA) Inc., as sales agents. Pursuant to the equity distribution agreement, sales of ATM Shares may be made in transactions that are deemed to be “at-the-market offerings,” as defined in Rule 415 under the Securities Act of 1933, as amended, including by sales made directly on or through the New York Stock Exchange.

3D Systems intends to use the proceeds from the sales, if any, of the ATM Shares for general corporate purposes, which may include repaying amounts outstanding under its senior secured term loan facility and its senior secured revolving credit facility.

ATM Shares will be offered under the company’s existing automatic shelf registration statement on Form S-3 (File No. 333-239803) filed with the Securities and Exchange Commission (“SEC”). The prospectus supplement related to the ATM Shares will be filed with the SEC. Before making an investment decision regarding the ATM Shares, please read the prospectus, including the related prospectus supplement, and other documents the company has filed, or will be filed, with the SEC for more complete information about the company, the ATM Shares and the ATM Program. Copies of the prospectus, the prospectus supplement and the registration statement may be obtained, without charge, by contacting: Truist Securities, Inc., 3333 Peachtree Road NE, 9th floor, Atlanta, Georgia 30326, Attention: Prospectus Department, Email: TruistSecurities.prospectus@Truist.com or Telephone: (404) 926-5906; or HSBC Securities (USA) Inc., 452 Fifth Avenue, New York, New York 10018, Attention: Prospectus Department, Email: ny.equity.syndicate@us.hsbc.com or by calling 1-877-429-7459.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities, in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading Additive Manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software and materials, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in Healthcare and Industrial markets such as Medical and Dental, Aerospace & Defense, Automotive and Durable Goods.

Forward-Looking Statements
Certain statements made in this release regarding potential sales of the ATM Shares pursuant to the ATM Program, the intended use of the net proceeds from sales of the ATM Shares under the ATM Program and other statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the SEC, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

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